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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 3, 2005
                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              GEORGIA                             000-28000                         58-2213805
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                         600 GALLERIA PARKWAY, SUITE 100
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 779-3900

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As further described under Items 1.02 and 5.02 below, and in the press release filed as an exhibit hereto, the contents of which are incorporated herein by reference, on June 3, 2005, Mr. Cook, the Company's Chairman, President and Chief Executive Officer, informed the Board of Directors of his decision to retire as President and Chief Executive Officer and to resign from the Board. The Company has begun a search for a new Chief Executive Officer, and Mr. Cook has agreed to remain as Chairman, President and CEO until his successor is in place. The Company and Mr. Cook anticipate formally amending his employment agreement to provide that his employment agreement will terminate upon appointment of a successor. Pursuant to the terms of his employment agreement, Mr. Cook will be entitled to the severance benefits provided therein upon termination of his employment, and all of any unvested portions of his outstanding options will vest.

The terms of Mr. Cook's employment agreement, related agreements and other compensation arrangements with the Company, including a description of his severance benefits, are described under the heading, "Employment Agreements," in the Company's proxy statement for its annual meeting of shareholders held May 3, 2005, which description is incorporated by reference herein. These agreements are filed as exhibits to the Company's Form 10-K for the fiscal year ended December 31, 2005. There are no material relationships between Mr. Cook and the Company other than Mr. Cook's position with the Company and on the Board, his ownership of Company securities, and as otherwise disclosed in the Company's proxy statement for its annual meeting of shareholders held May 3, 2005, under the headings "Election of Directors," "Executive Compensation," "Certain
Transactions" and "Ownership of Directors, Principal Shareholders and Certain Executive Officers," which disclosures are incorporated by reference herein.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The contents of Item 1.01 and Item 5.02 of this Form 8-K are incorporated herein by reference. There are no early termination penalties incurred by the Company on account of Mr. Cook's retirement, apart from the severance benefits and the vesting of options discussed under Item 1.01 above. Certain agreements between Mr. Cook and the Company, including provisions regarding severance and other post-termination benefits, restrictive covenants and indemnification provisions, survive Mr. Cook's departure from the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As stated under Items 1.01 and 1.02 above, the contents of which are incorporated herein by reference, on June 3, 2005, Mr. Cook, the Company's Chairman, President and Chief Executive Officer informed the Board of Directors of his decision to retire as President and Chief Executive Officer, and to resign from the Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

      Exhibit Number       Description
      --------------       -----------
      99.1                 Press Release dated June 7, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.



Date: June 7, 2005                      By: /s/ Clinton McKellar, Jr.
                                           -------------------------------------
                                           Clinton McKellar, Jr.
                                           General Counsel and Secretary





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